Exhibit 99.1




                           NEVADA LITHIUM CORPORATION
                     (formerly known as Lithium Corporation)


                         (AN EXPLORATION STAGE COMPANY)

                                TABLE OF CONTENTS

                                  JULY 31, 2009

Report of Independent Registered Public Accounting Firm                      F-1

Balance Sheet as of July 31, 2009                                            F-2

Statement of Operations for the Period from
March 16, 2009 (date of inception) to July 31, 2009                          F-3

Statement of Stockholder's Deficit as of July 31, 2009                       F-4

Statement of Cash Flows for the Period from
March 16, 2009 (date of inception) to July 31, 2009                          F-5

Notes to Financial Statements                                          F-6 - F-9

Maddox Ungar Silberstein, PLLC CPAs and Business Advisors
--------------------------------------------------------------------------------
                                                            Phone (248) 203-0080
                                                              Fax (248) 281-0940
                                                30600 Telegraph Road, Suite 2175
                                                    Bingham Farms, MI 48025-4586
                                                             www.maddoxungar.com


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Nevada Lithium Corporation
Lynden, Washington

We have audited the accompanying balance sheet of Nevada Lithium Corporation (formerly known as Lithium Coporation) (an exploration stage company) as of July 31, 2009 and the related statements of operations, stockholders' deficit and cash flows for the period from March 16, 2009 (date of inception) to July 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nevada Lithium Corporation (formerly known as Lithium Corporation) as of July 31, 2009, and the results of its operations and its cash flows for the period from March 16, 2009 (date of inception) to July 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has negative working capital, has not yet received revenue from sales of products or services, and has incurred losses from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with regard to these matters are described in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Maddox Ungar Silberstein PLLC
------------------------------------------
Maddox Ungar Silberstein, PLLC
Bingham Farms, Michigan
October 20, 2009

                           NEVADA LITHIUM CORPORATION
                     (formerly known as Lithium Corporation)
                         (AN EXPLORATION STAGE COMPANY)
                                  BALANCE SHEET
                               As of July 31, 2009


                                     ASSETS

Current Assets
  Cash and equivalents                                               $  39,062
  Refunds receivable                                                     1,628
  Prepaid expenses                                                      25,000
                                                                     ---------
Total Current Assets                                                    65,690
                                                                     ---------

Property and Equipment, net                                                714
                                                                     ---------
Other Assets
  Fish Creek mineral properties                                         74,697
  Fish Lake mineral properties                                         121,450
                                                                     ---------
Total Other Assets                                                     196,147
                                                                     ---------

TOTAL ASSETS                                                         $ 262,551
                                                                     =========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
    Accrued expenses                                                 $  19,133
    Loans payable                                                      169,463
                                                                     ---------
Total Liabilities                                                      188,596
                                                                     ---------

Stockholders' Deficit
  Common Stock - $.001 par value, 50,000,000 shares
   authorized, 10,350,000 shares issued and outstanding                 10,350
  Additional paid-in capital                                            87,150
  Deficit accumulated during the exploration stage                     (23,545)
                                                                     ---------
Total Stockholders' Deficit                                             73,955
                                                                     ---------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                          $ 262,551
                                                                     =========


                 See accompanying notes to financial statements.

                           NEVADA LITHIUM CORPORATION
                     (formerly known as Lithium Corporation)
                         (AN EXPLORATION STAGE COMPANY)
                             STATEMENT OF OPERATIONS
             Period from March 16, 2009 (Inception) to July 31, 2009




REVENUES                                                           $          0
                                                                   ------------
OPERATING EXPENSES
  Professional fees                                                       6,922
  Interest expense                                                        3,956
  Consulting fees                                                        10,000
  Filing and license fees                                                 1,075
  Depreciation expense                                                       42
  General and administrative expenses                                     1,550
                                                                   ------------

TOTAL OPERATING EXPENSES                                                 23,545
                                                                   ------------

NET LOSS                                                           $    (23,545)
                                                                   ============

NET LOSS PER SHARE:
  Basic and diluted                                                $      (0.00)
                                                                   ============

WEIGHTED AVERAGE SHARES OUTSTANDING
  Basic and diluted                                                  10,119,203
                                                                   ============


                 See accompanying notes to financial statements.

                           NEVADA LITHIUM CORPORATION
                     (formerly known as Lithium Corporation)
                         (AN EXPLORATION STAGE COMPANY)
                       STATEMENT OF STOCKHOLDERS' DEFICIT
             Period from March 16, 2009 (Inception) to July 31, 2009

                                                                             Deficit
                                                                           accumulated
                                         Common stock         Additional    during the
                                     --------------------      paid-in     exploration
                                     Shares       Amount       capital        stage         Total
                                     ------       ------       -------        -----         -----
Inception, March 16, 2009                 --    $     --      $     --      $      --      $     --

Issuance of common stock for
 services                         10,000,000      10,000            --             --        10,000

Issuance of common stock per
 lease agreement                     350,000         350        87,150             --        87,500

Net loss for the period ended
 July 31, 2009                            --          --            --        (23,545)      (23,545)
                                  ----------    --------      --------      ---------      --------

Balance, July 31, 2009            10,350,000    $ 10,350      $ 87,150      $ (23,545)     $ 73,955
                                  ==========    ========      ========      =========      ========


                 See accompanying notes to financial statements.

                           NEVADA LITHIUM CORPORATION
                     (formerly known as Lithium Corporation)
                         (AN EXPLORATION STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
             Period from March 16, 2009 (Inception) to July 31, 2009


CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss for the period                                             $ (23,545)
CHANGE IN NON-CASH WORKING CAPITAL ITEMS:
  Depreciation expense                                                       42
  Stock issued per lease agreement                                       87,500
  Stock issued for services                                              10,000
CHANGES IN ASSETS AND LIABILITIES:
  (Increase) in refunds receivable                                       (1,628)
  (Increase) in prepaid expenses                                        (25,000)
  Increase in accrued expenses and interest                              19,133
                                                                      ---------
CASH FLOWS FROM OPERATING ACTIVITIES                                     66,502
                                                                      ---------
CASH FLOWS USED IN INVESTING ACTIVITIES
  Acquisition of property and equipment                                    (756)
  Acquisition of mineral properties - Fish Creek                        (74,697)
  Acquisition of mineral properties - Fish Lake                        (121,450)
                                                                      ---------
CASH FLOWS USED IN INVESTING ACTIVITIES                                (196,903)
                                                                      ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from Note payable - Cerro Rico                                 5,963
  Payments on Note payable - Cerro Rico                                  (1,500)
  Proceeds from Notes payable - Premier Financial and Marketing         165,000
                                                                      ---------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES                             169,463
                                                                      ---------

NET INCREASE IN CASH                                                     39,062

Cash, beginning of period                                                     0
                                                                      ---------
CASH, END OF PERIOD                                                   $  39,062
                                                                      =========

SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                                       $       0
                                                                      =========
  Income taxes paid                                                   $       0
                                                                      =========


                 See accompanying notes to financial statements.

                           NEVADA LITHIUM CORPORATION
                     (formerly known as Lithium Corporation)
                         (AN EXPLORATION STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                  July 31, 2009


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nevada Lithium Corporation ("Lithium" and the "Company") was incorporated on March 16, 2009 as Lithium Corporation under the laws of Nevada to engage in any lawful business or activity for which corporations may be organized under the laws of the State of Nevada. On September 10, 2009 the Company amended its articles of incrporation to change its name to "Nevada Lithium Corporation". Lithium intends to engage in the exploration of certain lithium interests in the state of Nevada. The Company is in the exploration stage. These consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

LOSS PER SHARE

Basic earnings (loss) per share is computed by dividing income (loss) available to common shareholders by the weighted average number of common shares outstanding during the year. The computation of diluted earnings per share assumes the conversion, exercise or contingent issuance of securities only when such conversion, exercise or issuance would have a dilutive effect on earnings per share. The dilutive effect of convertible securities is reflected in diluted earnings per share by application of the "if converted" method. In years in which a loss is incurred, the effect of potential issuances of shares under options and warrants would be anti-dilutive, and therefore basic and diluted loss per share are the same

CASH AND CASH EQUIVALENTS

Cash includes cash on account, demand deposits, and short-term instruments with maturities of three months or less.

LONG-LIVED ASSETS

Equipment is stated on the basis of historical cost less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. Major renewals and improvements are capitalized, while minor replacements, maintenance and repairs are charged to current operations.

Impairment losses are recorded on fixed assets used in operations and mineral properties when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. There were no impairment losses in 2009.

                           NEVADA LITHIUM CORPORATION
                     (formerly known as Lithium Corporation)
                         (AN EXPLORATION STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                  July 31, 2009


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

The asset and liability approach is used to account for income taxes by recognizing deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. Lithium records a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized.

FINANCIAL INSTRUMENTS

Lithium's financial instruments consist of cash, accrued expenses, and loans payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. Because of the short maturity and capacity of prompt liquidation of such assets and liabilities, the fair value of these financial instruments approximate their carrying values, unless otherwise noted.

MINERAL PROPERTIES

Costs of exploration, carrying and retaining unproven mineral lease properties are expensed as incurred. Mineral property acquisition costs are capitalized including licenses and lease payments. Although the Company has taken steps to verify title to mineral properties in which it has an interest, these procedures do not guarantee the Company's title. Such properties may be subject to prior agreements or transfers and title may be affected by undetected defects.

NOTE 2 - GOING CONCERN

Lithium's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates that the Company will continue in operation for the foreseeable future and will realize its assets and liquidate its liabilities in the normal course of business. However, Lithium has no current source of revenue, recurring losses, a working capital deficit of $122,906 and a deficit accumulated during the exploration stage of $23,545 as of July 31, 2009. These factors, among others, raise, substantial doubt about the Company's ability to continue as a going concern. Lithium's management plans on raising cash from public or private debt or equity financing, on an as-needed basis and in the longer term, revenues from the acquisition, exploration and development of mineral interests, if found. Lithium's ability to continue as a going concern is dependent on these additional cash financings and, ultimately, upon achieving profitable operations through the development of mineral interests. The successful outcome of future activities cannot be determined at this time. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                           NEVADA LITHIUM CORPORATION
                     (formerly known as Lithium Corporation)
                         (AN EXPLORATION STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                  July 31, 2009


NOTE 3 - LOANS PAYABLE

Loans payable consisted of the following at July 31, 2009:

Loan payable - Cerro Rico                             $  4,463
Loans payable - Premier Financial and Marketing        165,000
                                                      --------
     Total Loans Payable                              $169,463
                                                      ========

The loan payable to Cerro Rico is non-interest bearing, unsecured and due on demand.

The loans payable to Premier Financial and Marketing Co. Ltd. have a 10% interest rate and are also due on demand. Accrued interest for both loans totalled $3,956 as of July 31, 2009.

NOTE 4 - CAPITAL STOCK

The Company issued 350,000 shares during the period ended July 31, 2009 as per the terms of a lease agreement. The shares were valued at a total of $87,500. The agreement calls for a total of $350,000 worth of shares to be issued over 24 months vesting quarterly. The 350,000 shares issued during the period ended July 31, 2009 constitutes two quarters of vested shares. Additionally, 10,000,000 shares were issued for services during the year at par value.

Total shares outstanding at July 31, 2009 were 10,350,000.

NOTE 5 - PROPERTY AND EQUIPMENT

Lithium's fixed assets consist solely of computer equipment. The fixed assets are depreciated using the straight-line method with a useful life of 3 years. Details at July 31, 2009 were as follows:

Computer equipment                                    $   756
Less: Accumulated depreciation                            (42)
                                                      -------
Net Book Value                                        $   714
                                                      =======

NOTE 6 - ACCRUED EXPENSES

Accrued expenses and interest consisted of the following at July 31, 2009:

Reimbursements payable                                $ 8,255
Accrued audit fees                                      6,000
Accrued interest                                        3,956
Accrued accounting and legal                              922
                                                      -------
     Total Accrued Expenses                           $19,133
                                                      =======

                           NEVADA LITHIUM CORPORATION
                     (formerly known as Lithium Corporation)
                         (AN EXPLORATION STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                  July 31, 2009


NOTE 7 - INCOME TAXES

For the period ended July 31, 2009, Lithium has incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is $23,545 at July 31, 2009, and will begin to expire in the year 2029.

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount at July 31, 2009 was as follows:

Deferred tax asset attributable to:
  Net operating losses carried forward                $ 8,005
  Valuation allowance                                  (8,005)
                                                      -------
Total net deferred tax asset                          $    --
                                                      =======

NOTE 8 - SUBSEQUENT EVENTS

On September 10, 2009, the Company amended its articles of incorpoation and changed its name from Lithium Coporation to Nevada Lithium Corporation.

On October 9, 2009, the Companuy's shareholders entered into a Share Exchange Agreement with Lithium Coporation. Under the Share Exchange Agreemen, the shareholders of the Copany exchanged 100% of their shares for shares of Lithium Corporation.